Exhibit 10.2
EXECUTION VERSION
MASTER MUTUAL RELEASE AGREEMENT
This MASTER MUTUAL RELEASE AGREEMENT (this “Agreement”), dated as of April 23, 2009, is by and among: (a) each of (i) Westwood One, Inc., a Delaware corporation (the “Borrower”), (ii) Gores Radio Holdings, LLC, a Delaware limited liability company (“Gores”), and (iii) the Persons listed on Schedule A hereto, each of which is a Subsidiary Guarantor (each, a “Subsidiary Guarantor” and, collectively with the Borrower and Gores, but excluding Gores in its capacity as a Lender under the Existing Credit Agreement referenced below, the “Borrower, Guarantor and Gores Parties”); (b) the Persons listed on Schedule B hereto (the “Existing Credit Agreement Lenders”), each of which is a lender party to the Credit Agreement dated as of March 3, 2004 (as amended prior to the date hereof, the “Existing Credit Agreement”) among the Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Existing Administrative Agent”), and the other parties thereto; (c) the Existing Administrative Agent; and (d) the Persons listed on Schedule C hereto (the “Existing NPA Noteholders” and, collectively with the Existing Credit Agreement Lenders and the Existing Administrative Agent, the “Lender and Agent Parties”), each of which is a holder of Notes issued under the Note Purchase Agreement dated as of December 3, 2002 (as amended prior to the date hereof, the “Existing NPA”) between the Borrower and the various financial institutions that are parties thereto, pursuant to which the Borrower issued (i) $50,000,000 aggregate principal amount of its 4.64% Senior Guaranteed Notes, Series A, due November 30, 2009 (the “Existing Series A Notes”) and (ii) $150,000,000 aggregate principal amount of its 5.26% Senior Guaranteed Notes, Series B, due November 30, 2012 (the “Existing Series B Notes”; the Existing Series A Notes and the Existing Series B Notes being collectively referred to herein as the “Existing NPA Notes”). The Borrower, Guarantor and Gores Parties and the Lender and Agent Parties are sometimes referred to herein collectively as the “Parties” and each individually as a “Party”. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings respectively assigned to them in the Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”) among the Borrower, the Existing NPA Noteholders and the Existing Credit Agreement Lenders.
Background
This Agreement is being executed in connection with a debt and equity restructuring of the Borrower (the “Restructuring”). In connection with the Restructuring, among other things, (i) Gores is purchasing equity interests in the Borrower (i.e., in addition to the equity interests previously owned by Gores in the Borrower); (ii) the Borrower has received commitments from certain lenders to provide to the Borrower a new revolving line of credit and term loan; (iii) Gores or Affiliates of Gores have purchased certain of the Existing NPA Notes from the holders of such Existing NPA Notes listed on Schedule D hereto (“Sellers of Existing NPA Notes to Gores or Gores Affiliates”) and certain of the indebtedness outstanding under the Existing Credit Agreement from the lenders listed on Schedule E hereto (“Sellers of Existing Credit Agreement Indebtedness to Gores or Gores Affiliates” and, together with Sellers of Existing NPA Notes to Gores or Gores Affiliates, the “Released Sellers of Debt”) party to the Existing Credit Agreement (the “Existing Credit Agreement Indebtedness”) that did not convert their respective Existing NPA Notes and Existing Credit Agreement Indebtedness to new notes, cash and Preferred Stock on the terms and conditions of the Restructuring; (iv) the Existing NPA Notes and Existing Credit Agreement Indebtedness representing an aggregate of $117,500,000 of indebtedness under the Existing NPA Notes and Existing Credit Agreement Indebtedness (the “Continuing Debt”) are being amended and restated by, and combined into, $117,500,000 aggregate principal amount of 15.00% Senior Secured Notes due July 15, 2012 (the “New Notes”), and (v) all interest (including, without limitation, interest accrued on the Continuing Debt prior to the issuance of the New Notes), principal, fees and other obligations under or in respect of indebtedness under the Existing NPA Notes and Existing Credit Agreement Indebtedness other than the Continuing Debt is being satisfied in full by a payment of cash and the issuance of Convertible Preferred Stock, all as set forth in definitive agreements and instruments executed by the Parties contemporaneously with the execution of this Agreement.
It is a condition of the Restructuring that each of the Parties execute this Agreement.

Agreement
NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective on the Restructuring Effective Date, each of the Parties agrees as follows:
1.	Definitions. As used herein, the following terms have the following meanings:
1.1
“Claims” means any and all past, present and future claims, obligations, suits, damages, demands, debts, fees, expenses, claims for indemnification or contribution, rights, causes of action, and other liabilities, and any and all other claims of whatever kind or character, whether liquidated or unliquidated, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, in law, equity or otherwise, whether in contract, tort, or otherwise, provided that Claims does not include the Continuing Debt or the obligations of the Obligors under the Restructuring Documents.

1.2
“Restructuring Documents” means (a) the New Notes, and (b) the documents executed in order to evidence or carry out the Restructuring and any document, agreement or instrument executed pursuant thereto, as security therefor, or in connection therewith, including without limitation the documents, agreements and instruments listed on Schedule F hereto.

1.3	“Restructuring Effective Date” has the meaning given to such term in the Securities Purchase Agreement.

2.	Release and Discharge.
2.1
(a) For good and valuable consideration (including, without limitation, the benefits provided to each of the Parties by the Restructuring and the Restructuring Documents), as of the Restructuring Effective Date, subject to the provisions of Section 2.2 hereof, each of the Lender and Agent Parties hereby forever indefeasibly releases and discharges each of the Borrower, Guarantor and Gores Parties and all of their respective present and former officers, directors, equityholders, managers, members, affiliates, agents, advisors, counsel, financial advisors, representatives and principals (collectively, but excluding Gores in its capacity as a Lender under the Existing Credit Agreement, the “Borrower, Guarantor and Gores Released Parties”) from, and waives and relinquishes, any and all Claims in favor of one or more of the Lender and Agent Parties against the Borrower, Guarantor and Gores Released Parties under the Existing Credit Agreement and the Existing NPA and the documents and agreements executed in connection therewith or as a result of the administration thereof or as a result of any action taken or not taken in connection with the enforcement or workout thereof prior to the date hereof (collectively, the “Lender and Agent Released Claims”); provided, however, (x) the release effected hereby expressly excludes any Claims of the Lender and Agent Parties against the Borrower, Guarantors, and Gores Released Parties or any other Person under (i) the Restructuring Documents (regardless of whether such Claims existed prior to the date hereof if such Claims have been combined into obligations under the Restructuring Documents), and (ii) Claims arising on or after the date hereof (clauses (i) and (ii) being collectively referred to as the “Borrower, Guarantor and Gores Continuing Obligations”), all of which Borrower, Guarantor and Gores Continuing Obligations will continue in effect in accordance with their terms and the respective terms of the Restructuring Documents or other documents in which such Borrower, Guarantor and Gores Continuing Obligations are set forth and (y) notwithstanding the foregoing, obligations, covenants and agreements of the Lender and Agent Parties (but not the Borrower) under Section 10.03(c) of the Existing Credit Agreement shall remain in full force and effect and shall not be affected by any provision of this Agreement, and the Lender and Agent Parties agree that, solely among themselves for purposes of such Section 10.03(c), the Borrower shall be deemed not to have paid any amounts under paragraphs (a) and (b) of Section 10.03 of the Existing Credit Agreement.

(b) For good and valuable consideration (including, without limitation, the benefits provided to each of the Parties by the Restructuring and the Restructuring Documents), as of the Restructuring Effective Date, subject to the provisions of Section 2.2 hereof, each of the Borrower, Guarantor and Gores Parties hereby forever indefeasibly releases and discharges each of the Lender and Agent Parties and all of the Released Sellers of Debt and all of their respective present and former officers, directors, equityholders, managers, members, affiliates, agents, advisors, counsel, financial advisors, representatives and principals (collectively, the “Lender and Agent Released Parties”) from, and waives and relinquishes, any and all Claims in favor of one or more of the Borrower, Guarantor and Gores Parties against the Lender and Agent Released Parties under the Existing Credit Agreement and the Existing NPA and the documents and agreements executed in connection therewith or as a result of the administration thereof or as a result of any action taken or not taken in connection with the enforcement or workout thereof prior to the date hereof (collectively, the “Borrower, Guarantor and Gores Released Claims”).

(c) Each of the Borrower, Guarantor and Gores Parties and Lender and Agent Parties (collectively, the “Releasing Parties”) knowingly grant the releases set forth in subsections (a) and (b) of this Section 2.1 notwithstanding that any such Releasing Party may hereafter discover facts in addition to, or different from, those which such Releasing Party now knows or believes to be true, and without regard to the subsequent discovery or existence of such different or additional facts, and each Releasing Party expressly waives any and all rights that such Releasing Party may have under any statute or common law principle which would limit the effect of the foregoing release to those released Claims actually known or suspected to exist as of or prior to the date hereof.

2.2
For the avoidance of doubt, notwithstanding any other provision hereof, (a) it is understood that the Restructuring Documents do not evidence a new debt of the Borrower or a novation of the Existing Credit Agreement Indebtedness or the indebtedness evidenced by the Existing NPA Notes, but rather the amount of the Continuing Debt evidenced by the New Notes will continue in full force and effect on the terms and conditions set forth in the Restructuring Documents, and (b) neither Section 2.1(a) nor any other provisions of this Agreement is intended to, or does, constitute or effect a release of the Continuing Debt or the obligations of the Borrower, Guarantor or Gores Parties under the Restructuring Documents.

3.
Entire Agreement; Modification; Waiver. This Agreement, together with the Restructuring Documents, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, warranties, and understandings of the Parties, whether oral, written or implied, as to the subject matter hereof. No amendment or waiver of any provision of this Agreement shall be binding unless executed in writing by the Parties affected thereby. No waiver of any of the provisions of this Agreement shall be deemed or constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

4.
Section 1542 Waiver. To the extent that the foregoing releases are releases to which Section 1542 of the California Civil Code or similar provisions of other applicable law applies, it is the intention of the Parties that the foregoing releases shall be effective as a bar to any and all Claims of whatsoever character, nature and kind, known or unknown, suspected or unsuspected specified herein. In furtherance of this intention, the Parties expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code or similar provisions of applicable law, which are as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The Parties acknowledge that the foregoing waiver of the provisions of Section 1542 of the California Civil Code was bargained for separately. Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Parties, and each of them, each Party expressly acknowledges that this Agreement is intended to include in its effect without limitation all of the claims, causes of action and liabilities which the Parties, and each of them do not know or suspect to exist in their favor at the time of execution of this Agreement, and this Agreement contemplates extinguishment of all such claims, causes of action and liabilities.

5.
Further Documents. Each Party agrees, at Borrower’s cost and expense, to execute such additional documents, instruments, and agreements, and to do and perform at Borrower’s cost and expense, such acts and things necessary or proper or reasonably requested, to effectuate or further evidence the terms and provisions of this Agreement and the transactions contemplated by this Agreement.

6.
Representations and Warranties. Each Party represents and warrants to the other Parties that: (i) it is duly authorized to execute and deliver this Agreement, and this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company, or other applicable action of such Party; (ii) the actions taken by such Party under this Agreement do not: (A) conflict with any agreement binding upon such Party or its properties or (B) violate or conflict with any order or decree binding upon such Party or its properties; (iii) such Party has obtained all consents and approvals necessary for it to enter into this Agreement; (iv) this Agreement is enforceable against such Party in accordance with its terms (except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability); and (v) such Party has not assigned, transferred, or encumbered any Claim that would otherwise, but for such assignment, transfer, or encumbrance, be released pursuant to this Agreement.

7.	Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.
8.
GOVERNING LAW; JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

9.
Counterparts; Fax Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart.

10.
Effectiveness of Agreement. This Agreement will become effective upon the occurrence of the Restructuring Effective Date so long as each of the Parties has executed and delivered a counterpart signature page of this Agreement. The provisions of this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the Lender and Agent Released Parties and the Borrower, Guarantor and Gores Released Parties, and this Agreement may be enforced by any of the Lender and Agent Released Parties or Borrower, Guarantor and Gores Released Parties even if such person is not a party to this Agreement

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the Parties has executed or caused to be executed this Agreement as of the date first set forth above.

BORROWER: WESTWOOD ONE, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

GORES: GORES RADIO HOLDINGS, LLC
By:	/s/ Steven G. Eisner
	Name:	Steven G. Eisner
	Title:	Vice President

SUBSIDIARY GUARANTORS: METRO NETWORKS COMMUNICATIONS, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP
By:	METRO NETWORKS
COMMUNICATIONS, INC.,
as General Partner

By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

METRO NETWORKS, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

METRO NETWORKS SERVICES, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

SMARTROUTE SYSTEMS, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

WESTWOOD NATIONAL RADIO CORPORATION
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

WESTWOOD ONE PROPERTIES, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

WESTWOOD ONE RADIO, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

WESTWOOD ONE RADIO NETWORKS, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

WESTWOOD ONE STATIONS — NYC, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

TLAC, INC.
By:	/s/ Roderick M. Sherwood, III
	Name:	Roderick M. Sherwood, III
	Title:	President

LENDER AND AGENT PARTIES:

GORES RADIO HOLDINGS, LLC

By:	The Gores Group, LLC,
its Manager

	By:	/s/ Steven G. Eisner Name: Steven G. Eisner
Title: Vice President
[Signature page to Master Mutual Release Agreement]

ING LIFE INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY (successor by merger to Southland Life Insurance Company)

By:	ING Investment Management LLC, as Agent

	By:	/s/ Christopher P. Lyons Name: Christopher P. Lyons
Title: Senior Vice President
[Signature page to Master Mutual Release Agreement]

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Gail A. McDermott

Name: Gail A. McDermott
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, its Investment Manager

	By:	/s/ Gail A. McDermott

Name: Gail A. McDermott
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By:	New York Life Investment Management LLC, its Investment Manager

	By:	/s/ Gail A. McDermott

Name: Gail A. McDermott
Title: Managing Director
[Signature page to Master Mutual Release Agreement]

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Breege Farrell
	Name:	Breege Farrell

By:	/s/ Allen Dick
	Name:	Allen Dick
Authorized Signatories
[Signature page to Master Mutual Release Agreement]

MONUMENTAL LIFE INSURANCE COMPANY
By:	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

[Signature page to Master Mutual Release Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Elisabeth A. Perenick Name: Elisabeth A. Perenick
Title: Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Elisabeth A. Perenick

Name: Elisabeth A. Perenick
Title: Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Elisabeth A. Perenick

Name: Elisabeth A. Perenick
Title: Managing Director
[Signature page to Master Mutual Release Agreement]

NATIONWIDE LIFE INSURANCE COMPANY NATIONWIDE MUTUAL INSURANCE COMPANY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA SCOTTSDALE INSURANCE COMPANY
By:	/s/ Thomas A. Gleason
	Name:	Thomas A. Gleason
	Title:	Authorized Signatory

[Signature page to Master Mutual Release Agreement]

HARTFORD FIRE INSURANCE COMPANY

By:	Hartford Investment Management Company,
Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt Name: Ralph D. Witt
Title: Vice President
[Signature page to Master Mutual Release Agreement]

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Paul H. Procyk Name: Paul H. Procyk
Title: Vice President
[Signature page to Master Mutual Release Agreement]

AMERITAS LIFE INSURANCE CORP.

By:	Summit Investment Partners, as Agent

	By:	/s/ Andrew S. White Name: Andrew S. White
Title: Managing Director — Private Placements

ACACIA LIFE INSURANCE COMPANY

By:	Summit Investment Partners, as Agent

	By:	/s/ Andrew S. White

Name: Andrew S. White
Title: Managing Director — Private Placements
[Signature page to Master Mutual Release Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:	/s/ Neil R. Boylan
	Name:	Neil R. Boylan
	Title:	Managing Director

[Signature page to Master Mutual Release Agreement]

BANK OF AMERICA, N.A.
By:	/s/ F. A. Zagar
	Name:	F.A. Zagar
	Title:	SVP

[Signature page to Master Mutual Release Agreement]

SUNTRUST BANK
By:	/s/ Kip Hurd
	Name:	Kip Hurd
	Title:	First Vice President

[Signature page to Master Mutual Release Agreement]

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH
By:	/s/ Homer Hou
	Name:	Homer Hou
	Title:	AVP & Credit Manager

[Signature page to Master Mutual Release Agreement]

THE BANK OF NEW YORK MELLON
By:	/s/ Gordon B. Berger
	Name:	Gordon B. Berger
	Title:	Managing Director

[Signature page to Master Mutual Release Agreement]

UNION BANK, N.A.
By:	/s/ Daniel J. Isenberg
	Name:	Daniel J. Isenberg
	Title:	Vice President

[Signature page to Master Mutual Release Agreement]

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
By:	/s/ David Noda
	Name:	David Noda
	Title:	VP and Manager

[Signature page to Master Mutual Release Agreement]

FIRST COMMERCIAL BANK, NEW YORK AGENCY
By:	/s/ Jenn-Hwa Wang
	Name:	Jenn-Hwa Wang
	Title:	VP & General Manager

[Signature page to Master Mutual Release Agreement]

SCHEDULE A
List of Subsidiary Guarantors
Metro Networks Communications, Inc.
Metro Networks Communications, Limited Partnership
Metro Networks, Inc.
Metro Networks Services, Inc.
Smartroute Systems, Inc.
Westwood National Radio Corporation
Westwood One Properties, Inc.
Westwood One Radio, Inc.
Westwood One Radio Networks, Inc.
Westwood One Stations — NYC, Inc.
TLAC, Inc.

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SCHEDULE B
List of Existing Credit Agreement Lenders
Gores Radio Holdings, LLC
JPMorgan Chase Bank, N.A.
Bank of America, N.A.
Bank of Tokyo-Mitsubishi UFJ Trust Company
First Commercial Bank, New York Agency
SunTrust Bank
E. Sun Commercial Bank, Ltd., Los Angeles Branch
The Bank of New York Mellon
Union Bank, N.A.

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SCHEDULE C
List of Existing NPA Noteholders
Gores Radio Holdings, LLC
Ameritas Life Insurance Corp.
Acacia Life Insurance Company
Nationwide Mutual Insurance Company
Scottsdale Insurance Company
Nationwide Life Insurance Company
Nationwide Life Insurance Company of America
Nationwide Life and Annuity Insurance Company
Massachusetts Mutual Life Insurance Company
C.M. Life Insurance Company
MassMutual Asia Limited
Prudential Retirement Insurance and Annuity Company
Allstate Life Insurance Company
Reliastar Life Insurance Company
Security Life of Denver Insurance Company (successor by merger to Southland Life Insurance Company)
ING Life Insurance and Annuity Company
Monumental Life Insurance Company
New York Life Insurance Company
New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)
Hartford Fire Insurance Company

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SCHEDULE D
List of Sellers of Existing NPA Notes to Gores or Gores Affiliates
Barclays Bank PLC

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SCHEDULE E
List of Sellers of Existing Credit Agreement Indebtedness to Gores or Gores Affiliates
BMO Capital Markets Financing, Inc.
National Australia Bank Limited
Sumitomo Mitsui Banking Corporation
Mizuho Corporate Bank, Ltd.
The Norinchukin Bank
Mega International Commercial Bank Co., Ltd.
Hua Nan Commercial Bank, Ltd.
Bank of Communications Co., Ltd.

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SCHEDULE F
List of Restructuring Documents
1.	Securities Purchase Agreement, dated as of April 23, 2009, by and among the Company, Gores and the various financial institutions that are parties thereto.
2.	Amended and Restated Guarantee, dated as of April 23, 2009, executed by each of the Subsidiary Guarantors.
3.
Amended and Restated Intercreditor and Collateral Trust Agreement, dated as of April 23, 2009, by and among the Company, the Subsidiary Guarantors, Gores, the various financial institutions that are parties thereto and the Collateral Trustee.

4.
Subordination Agreement (Wells Fargo), dated as of April 23, 2009, by and among the Company, the Subsidiary Guarantors, Gores, Wells Fargo Foothill, LLC and the various financial institutions that are parties thereto.

5.	Subordination Agreement (Gores), dated as of April 23, 2009, by and among the Company, the Subsidiary Guarantors, Gores and the various financial institutions that are parties thereto.
6.	Shared Security Agreement, dated as of February 28, 2008, by and among the Company, the Subsidiary Guarantors, the Existing Administrative Agent and the Collateral Trustee.
7.	First Amendment to Security Agreement, dated as of April 23, 2009, by and among the Company, the Subsidiary Guarantors and the Collateral Trustee.
8.	Short-Form Trademarks Security Agreement, dated as of February 28, 2008, by and between the Company and Metro Networks Communications, Inc.
9.	Amendment to Trademarks Security Agreement, dated as if April 23, 2009, by and between the Company and Metro Networks Communications, Inc.
10.	Shared Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of February 28, 2008, executed by the Company.
11.	First Amendment to Shared Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 23, 2009, executed by the Company.
12.	Mortgage and Security Agreement, dated as of February 28, 2008, by and between the Company and the Collateral Trustee.
13.	Amendment to Mortgage and Security Agreement, dated as of April 23, 2009, by and between the Company and the Collateral Trustee.

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14.	Mortgage and Security Agreement, dated as of April 9, 2009, by and between the Company and the Collateral Trustee.
15.	Amendment to Mortgage and Security Agreement, dated as of April 23, 2009, by and between the Company and the Collateral Trustee.
16.	Deposit Accounts Control Agreement, dated as of April 10, 2008, by and among the Company, Westwood One Stations-NYC, Inc., the Collateral Trustee and Bank of America, N.A.
17.	Collateral Account Control Agreement, dated as of April 10, 2008, by and among the Company, the Collateral Trustee and Banc of America Securities LLC.
18.	UCC-1 Financing Statements naming the Borrower as Debtor and the Collateral Trustee as Secured Party.
19.	UCC-1 Financing Statements naming each of the Subsidiary Guarantors as Debtor and the Collateral Trustee as Secured Party.

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